UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.    )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

KBR, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V86496-P45587 KBR, INC. ATTN: SONIA GALINDO 601 JEFFERSON STREET HOUSTON, TX 77002 KBR, INC. 2026 Annual Meeting Vote by May 13, 2026 11:59 PM ET You invested in KBR, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 14, 2026. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 14, 2026 9:00 AM CDT Virtually at: www.virtualshareholdermeeting.com/KBR2026

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V86497-P45587 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Stuart J. B. Bradie For 1b. Joseph Dominguez For 1c. Lynn A. Dugle For 1d. Nchacha E. Etta For 1e. Sir John A. Manzoni KCB For 1f. Lt. General Wendy M. Masiello, USAF (Ret.) For 1g. Jack B. Moore For 1h. Ann D. Pickard For 1i. Carlos A. Sabater For 1j. Huibert H. Vigeveno For 1k. Lewis F. Von Thaer For 2. Advisory vote to approve KBR’s named executive officer compensation. For 3. Ratify the appointment of KPMG LLP as the independent registered public accounting firm to audit the consolidated financial statements for KBR, Inc. as of and for the fiscal year ending January 1, 2027. For NOTE: Transact any other business that properly comes before the meeting or any adjournment or postponements of the meeting.